Colonial Strategic Balanced Fund
                            Class A, B, and C Shares

                  Supplement to Prospectus dated March 1, 1999

Effective immediately, Laura A. Ostrander is a co-manager of the Fund.

The sub-caption Portfolio Managers is changed in its entirety as follows:

Carl C. Ericson, Senior Vice President, Director and Manager of the Taxable Fixed Income Group of Colonial, has co-managed the Fund since its inception in 1994 and has been employed by Colonial as a portfolio manager since 1985.

Gita Rao, Senior Vice President of Colonial, has co-managed the Fund since 1997 and has been employed by Colonial as a portfolio manager since 1995. Prior to joining Colonial, Ms. Rao was a global equity research analyst for Fidelity Management & Research Company from 1994 to 1995 and a Vice President in the domestic equity research group at Kidder, Peabody and Company from 1991 to 1994.

Laura A. Ostrander, Senior Vice President, of Colonial, has co-managed the Fund since 1999 and has co-managed various other Colonial funds since December, 1996. Prior to joining Colonial, Ms. Ostrander was a portfolio manager with American Express Financial Advisers from July, 1994 to November, 1996.

SB-36/395H-0799                                                  July 13, 1999